SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 20, 2000


                       FRONTIER ADJUSTERS OF AMERICA, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Arizona                       1-12902                86-0477573
-------------------------------    ---------------------   ---------------------
(State or other jurisdiction of    (Commission File No.)   (IRS Employer ID No.)
        incorporation)


                  45 East Monterey Way, Phoenix, Arizona 85011
               --------------------------------------------------
               (Address of principal executive office) (Zip Code)


                                 (602) 264-1061
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                (Not Applicable)
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                       FRONTIER ADJUSTERS OF AMERICA, INC.

                                   FORM 8-K/A

                                 CURRENT REPORT


ITEM 4(a). PREVIOUS INDEPENDENT ACCOUNTANT

     On September 13, 2000, Frontier Adjusters of America, Inc., an Arizona corporation ("Frontier"), filed a Current Report on Form 8-K, as amended, to report a change in its independent accountant from McGladrey & Pullen LLP ("M&P") to PricewaterhouseCoopers, LLP ("PricewaterhouseCoopers"). Upon deciding to discontinue the merger of Frontier with United Financial Adjusting Company, Frontier's Board reevaluated its decision to change accountants.

     On November 20, 2000, the Board of Directors of Frontier voted to retain M&P as Frontier's independent principal accountant for the current fiscal year, rather than changing accountants and to recommend M&P to the shareholders as Frontier's independent principal accountant. On November 21, 2000, Frontier filed a Current Report on Form 8-K to report this decision to reinstate M&P as its independent accountant. The purpose of this amendment is to provide additional information regarding the services provided by PricewaterhouseCoopers from August 29, 2000 through November 20, 2000.

     PricewaterhouseCoopers did not perform any substantive auditing or review procedures for Frontier and, accordingly, never issued a report on the financial statements of Frontier and never indicated any position with regard to the issuance of an opinion, audit scope or accounting principles. For the period from August 29, 2000 through November 20, 2000, there have been no disagreements between PricewaterhouseCoopers and Frontier on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     Frontier has provided PricewaterhouseCoopers with a copy of this Form 8-K/A contemporaneously with its filing with the SEC. In response, PricewaterhouseCoopers, furnished Frontier with a letter, addressed to the SEC, indicating that it agrees with the statements contained in this amended Report insofar as such statements relate to PricewaterhouseCoopers. Such letter is attached as Exhibit 16.1.

ITEM 4(b). NEW INDEPENDENT ACCOUNTANT

     On August 29, 2000, Frontier selected PricewaterhouseCoopers as Frontier's independent public accountants. On November 20, 2000, Frontier's Board reconsidered its decision to change auditors. On November 20, 2000, the Board approved and recommended the same to the Shareholders to vote on at their upcoming annual meeting.

     M&P audited Frontier's financial statements during the two most recent fiscal years. During this period M&P has been consulted on matters relating to their role as auditors, but has not been consulted with regard to any matter or advice rendered by PricewaterhouseCoopers on any matter that was either the subject of a disagreement, within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or any reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

     Pursuant to the requirements of the Securities Exchange Act of 1934, Frontier has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ITEM 7. EXHIBITS

16.1      Letter  of  PricewaterhouseCoopers   regarding  change  in  certifying
          accountant and approval of Current Report on Form 8-K/A.


Dated: December 6, 2000                 FRONTIER ADJUSTERS OF AMERICA, INC.

                                        By:  /s/ John M. Davies
                                             -----------------------------------
                                             John M. Davies
                                        Its: Chairman of the Board, CEO and
                                             President